Exhibit 99.1
Cycurion Discusses Record Contract Win, Public Safety Expansion and Growth Strategy in New Interview
September 30, 2026
MCLEAN, Va., Sept. 30, 2026 (GLOBE NEWSWIRE) -- Cycurion, Inc. (NASDAQ: CYCU), a leading provider of cybersecurity, information technology, and public safety solutions, today announced that Chairman and Chief Executive Officer L. Kevin Kelly participated in a featured interview with SmallCapVoice.com, Inc., where he discussed the Company's recent operational milestones, including its largest contract award to date, the acquisition of Digital Ally's Video Solutions business, expansion within the public safety sector, and Cycurion's long-term growth strategy.
During the interview, Kelly highlighted Cycurion’s previously announced $54.6 million, 10-year contract award, the largest in the Company’s history, secured through a leading global consulting firm. The contract supports the modernization and secure operation of a major state Health and Human Services system and is expected to generate more than $5 million in annual revenue, with work scheduled to commence in November 2026.
Kelly noted that this landmark award underscores Cycurion’s growing industry reputation, deep cybersecurity expertise, and long-standing client relationships, further validating the Company’s ability to deliver mission-critical security solutions at scale.
The full interview is available here: https://youtu.be/wZBAElMDjF8
"We believe this contract validates both the quality of our people and the evolution of Cycurion's strategic positioning in the market," said Kelly. "As we continue moving toward larger, higher-value opportunities, we are seeing increased demand for our specialized cyber capabilities and a growing recognition of the value we bring to major enterprises and government engagements."
Kelly also discussed Cycurion's acquisition of Digital Ally's Video Solutions business, which adds an established public safety technology portfolio, approximately $5.5 million in annual revenue, more than $1.2 million in EBITDA, an installed customer base of over 800 law enforcement agencies, and a portfolio of intellectual property assets. Upon the closing, Cycurion’s pro forma gross revenue run rate stands at approximately $30 million.
"The Digital Ally acquisition is an important step in expanding our public safety ecosystem," Kelly said. "The transaction adds recurring revenue, attractive margins, valuable technology assets, and significant cross-selling opportunities. By combining advanced public safety technologies with Cycurion's cybersecurity expertise, we believe we can deliver differentiated solutions that address the evolving needs of law enforcement, emergency services, transportation, and critical infrastructure clients."
The interview also explored Cycurion's expanding public safety footprint, including recent municipal and state-level engagements. According to Kelly, public safety continues to serve as a strategic foundation for the Company's broader expansion into federal government and commercial cybersecurity markets.
"Public safety remains a critical growth area for Cycurion," Kelly added. "These engagements provide long-term relationships, recurring revenue opportunities, and a platform to introduce additional cybersecurity and technology solutions. At the same time, we are continuing to pursue larger federal opportunities while building new commercial offerings designed to accelerate growth and improve margins."
Kelly further discussed Cycurion's strategic vision, including plans to expand its offensive cybersecurity capabilities through new technologies designed to identify vulnerabilities before organizations are breached.

"As cyber threats continue to evolve, organizations are looking beyond traditional defensive solutions," Kelly said. "We are investing in next-generation capabilities that help customers identify and address vulnerabilities proactively. We believe this approach positions Cycurion to capitalize on emerging opportunities across both government and commercial sectors."
Looking ahead, Kelly reiterated management's focus on profitable growth, operational execution, and increasing shareholder value.
"We have made significant progress strengthening the Company's financial foundation, reducing debt, improving margins, securing long-term contract visibility, and expanding our technology portfolio," Kelly concluded. "Our team remains focused on execution, and we believe the initiatives currently underway position Cycurion for continued growth as we work toward our long-term objectives."
About Cycurion
Based in McLean, Virginia, Cycurion (NASDAQ: CYCU) is a forward-thinking provider of AI-enabled IT cybersecurity solutions, committed to delivering secure, reliable, and innovative services to clients worldwide. Specializing in cybersecurity, program management, and business continuity, Cycurion harnesses its AI-enhanced ARx platform and expert team to empower clients and safeguard their operations. Along with its subsidiaries, Axxum Technologies LLC, Cloudburst Security LLC, and Cycurion Innovation, Inc., Cycurion serves government, healthcare, and corporate clients committed to securing the digital future. For more information, visit www.cycurion.com.
Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that are not statements of historical fact may be deemed forward-looking statements. Such statements include, but are not limited to, the expected revenue, EBITDA and other anticipated financial and operational benefits arising from the acquisition of the Digital Ally video solutions business (the "Business"); statements regarding the anticipated commercial benefits of the Company's patents, including expected expansion of the Company's customer base and expected effects on customer retention; statements regarding the scope, validity, enforceability, and remaining term of the Company's issued patents; statements regarding the availability of the patented functionality across the Company's installed base of deployed systems; statements regarding the number of client relationships acquired in the Business; statements regarding the Company's pro forma gross revenue run rate; statements regarding the Company's execution of its strategic plan; the anticipated benefits, timing, and integration of pending or completed acquisitions; the performance of and revenue expected from government and commercial contracts; the development and commercialization of the Company's AI-enabled cybersecurity platforms, including ARx; the Company's expectations regarding its path to profitability; the Company's ability to regain or maintain compliance with the continued listing standards of the Nasdaq Stock Market; and the conduct, timing, and outcome of the Company's investigations and any related legal proceedings. Forward-looking statements may be accompanied by words such as "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "plan," "potential," "predict," "should," "will," and similar expressions.
Forward-looking statements are based on management's current expectations and assumptions and involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied, many of which are outside the Company's control and difficult to predict. These risks include, but are not limited to: the Company's ability to develop, market, and sell products incorporating the patented technology; the possibility that the patented technology does not increase customer retention or expand the Company's customer base as anticipated; the outcome of the Company's investigations and any legal proceedings the Company may initiate or become subject to, and the costs, time, and resources associated with such matters; the Company's ability to identify, finance, complete, and integrate acquisitions; risks relating to the Company's intellectual property, including that issued patents may be challenged, narrowed, invalidated, or designed around, that they may not provide meaningful competitive advantage or barriers to entry, and that third parties may assert infringement claims against the Company; the Company's ability to win, retain, and perform under government and commercial contracts; the Company's need for additional capital and the terms on which it may be available; the Company's ability to satisfy Nasdaq's continued listing requirements; competitive conditions and technological change in the cybersecurity market; and volatility in the trading price and volume of the Company's common stock, which may occur for reasons unrelated to the Company's operating performance. Additional risks and uncertainties are described in the Company's most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K filed with the U.S. Securities and Exchange Commission, which are available at www.sec.gov.
Forward-looking statements speak only as of the date of this press release. Except as required by law, the Company undertakes no obligation to update any forward-looking statement.
Cycurion Investor Relations:(888) 341-6680investors@cycurion.com
Cycurion Media Relations:(888) 341-6680media@cycurion.com
A photo accompanying this announcement is available at: https://www.globenewswire.com/NewsRoom/AttachmentNg/566c30d8-ff54-4476-8120-00364fd810bc
A video accompanying this announcement is available at: https://www.globenewswire.com/NewsRoom/AttachmentNg/5ed1a647-4348-478a-a5a5-04c9acfefe74

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